Exhibit 10.23

FIRST AMENDMENT TO LEASE

This First Amendment to LEASE made this 26th day May, 2004 by and between CHAPEL AND STATE, LLC (collectively, the “Landlord”) and CORNERSTONE BUSINESS CREDIT, INC. (the “Tenant”).

W I T N E S S E T H:

WHEREAS, the Landlord and the Tenant entered into a certain Lease Agreement dated June 4, 2002 with respect to property located at 746 Chapel St, New Haven, CT (the “Agreement”); and

WHEREAS, the Landlord and the Tenant wish to amend the Agreement, as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Section 1.1 Premises or Demised Premises of the Agreement is hereby modified and the following new language is added : 2nd Floor – Suite 204 – 3 Rooms

2. Section 1.1 Paragraph II – the first sentence is hereby deleted and the following new sentence inserted: Landlord hereby lease to Tenant and Tenant hires from Landlord, the premises shown as the cross hatched area on Exhibit A attached hereto and made part hereof known as Office No. 204 with a load factor of 15% and consisting of approximately 1,290 square feet and comprising of five (5%) percent of the total building rentable space (“Premises”) in a building (“Building”) owned by Landlord and more particularly known as the Street Building, 746 Chapel Street in the City of New Haven and State of Connecticut, which is part of the real estate more particularly described on Exhibit B attached hereto and made part hereof (“Property”).

3. Exhibit A is hereby deleted and Exhibit A-1 is inserted.

4. Exhibit C is hereby deleted and the following shall be inserted: The annual Base Rent for each lease year shall be $ 14,689.92 payable in monthly installments of $ 1,224.16 through the end of the Lease term.

5. Exhibit F is hereby amended and the following new language is added: Install new carpeting in the Premises.

6. As modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

7. All capitalized terms not otherwise defined herein shall have the same meaning as in the Lease.

IN WITNESS WHEREOF, the parties have set their hands as of the day and year first above written.

Cornerstone Business Credit, Inc.

/s/ MERRILL J. FORGOTSON	By:	/s/ CHRISTOPHER J. EARLE
President

Chapel and State, LLC

/S/ TODD NICOTRA	By:	/S/ CHRIS NICOTRA
	Its	_______________________ 6/30/04

Exhibit A–1

PREMISES

The Street Building

746 Chapel Street

New Haven, CT 06511

2nd floor – Suite 204

D	D	D
Room 1	Room 2	Room 3

Chapel Street